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                                                                  EXHIBIT 10.7.2

                            SEROLOGICALS CORPORATION
                           SECOND AMENDED AND RESTATED
                     1994 OMNIBUS INCENTIVE PLAN, AS AMENDED

SECTION 1. PURPOSE

         The purposes of the Serologicals Corporation Second Amended and Restated 1994 Omnibus Incentive Plan (the "Plan") are to encourage certain directors and selected employees (or consultants) of Serologicals Corporation (together with any successor thereto, the "Company") and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its Affiliates to attract and retain qualified individuals upon whom, in large measure, the sustained progress, growth, and profitability of the Company depend.

SECTION 2. DEFINITIONS

         As used in the Plan, the following terms shall have the meanings set forth below:

         (a) "Affiliate" shall mean any entity that, directly or through one or more intermediaries, is controlled by, controls or is under common control with, the Company; for purposes of this definition only, control shall include, without limitation, the direct or indirect beneficial ownership of 10% or more of an entity's equity securities or economic interests.

         (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or other Stock Award or Stock-Based Award granted under the Plan.

         (c) "Award Agreement" shall mean a written agreement, contract, or other instrument or document evidencing an Award granted under the Plan.

         (d)      "Board" shall mean the Board of Directors of the Company.

         (e) "Cause" shall have the meaning provided in the Participant's employment agreement; provided that if the Participant does not have an employment agreement, Cause shall mean (i) the Participant's willful misconduct, gross negligence or dishonesty in the performance of his duties on behalf of the Company, (ii) the willful and repeated neglect, failure or refusal of the Participant to carry out any reasonable request of the Board, the Chief Executive Officer or any officer having supervisory authority over the Participant, (iii) the material breach of any provision of any employment, consulting, or


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other services agreement between the Participant and the Company or (iv) the entering of a plea of guilty or nolo contendere to, or the Participant's conviction of, a felony or other crime involving moral turpitude, dishonesty, theft or unethical business conduct.

         (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time-to-time.

         (g) "Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than two (2) directors, each of whom qualifies as a "disinterested person" within the meaning of Rule 16b-3, and an "outside director" as defined for purposes of Section 162(m) of the Code.

         (h)      "Dividend Equivalent" shall mean any right granted under
Section 6(d) of the Plan.

         (i) "Fair Market Value" shall mean, with respect to Shares (i) if the Shares are listed on a registered securities exchange or quoted on the National Market System, the closing price per share of the Shares on such date (or, if there was no trading reported on such date, on the next preceding day on which there was trading reported); (ii) if the Shares are not listed on a registered securities exchange and not quoted on the National Market System, but the bid and asked prices per share for the Shares are provided by Nasdaq, the National Quotation Bureau Incorporated or any similar organization, the average of the closing bid and asked prices per share of the Shares on such date (or, if there was no trading in the Shares on such date, on the next preceding day on which there was trading) as provided by such organization; and (iii) if the Shares are not traded on a registered securities exchange and not quoted on the National Market System and the bid and asked prices per share of the Shares are not provided by Nasdaq, the National Quotation Bureau Incorporated or any similar organization, solely as determined by the Committee in good faith; the "Fair Market Value" of any property (other than Shares), shall mean the fair market value of such property determined by such methods or procedures as shall be established from time-to-time by the Committee.

         (j)      "Incentive Stock Option" shall mean an option granted under
Section 6(a) of the Plan that meets the requirements of Section 422 of the Code or any successor provision thereto.

         (k) "Key Employee" shall mean any officer, director, consultant, or other employee who is a regular full-time employee of the Company or its present and future Affiliates.

         (l) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

         (m) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.


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         (n)      "Participant" shall mean a Key Employee who has been granted an Award under the Plan.

         (o) "Performance Award" shall mean any right granted under Section 6(f) of the Plan.

         (p) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

         (q) "Released Securities" shall mean securities that were Restricted Securities with respect to which all applicable restrictions have expired, lapsed, or been waived.

         (r) "Restricted Securities" shall mean Restricted Stock or any other Award under which issued and outstanding Shares are held subject to restrictions imposed by the terms of the Award.

         (s) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

         (t)      "Restricted Stock Unit" shall mean any right granted under
Section 6(c) of the Plan that is denominated in Shares.

         (u) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto.

         (v) "Shares" shall mean the common stock of the Company, $.01 par value, and such other securities or property as may become the subject of Awards pursuant to an adjustment made under Section 4(b) of the Plan.

         (w)      "Stock Appreciation Right" shall mean any right granted under
Section 6(b) of the Plan.

         (x) "Stock Award" shall mean an Award of an Option, Restricted Stock, or other right or security consisting of or convertible into Shares.

         (y) "Stock-Based Award" shall mean an Award of a Stock Appreciation Right, Dividend Equivalent, Restricted Stock Unit or other right, the value of which is determined by reference to Shares.

         (z) "Tandem Option" shall mean a Non-Qualified Option issued in tandem with a Stock Appreciation Right.


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SECTION 3. ADMINISTRATION

         (a) Generally. The Plan shall be administered by the Committee. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, binding and conclusive upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any Stockholder, and any employee of the Company or of any Affiliate. Notwithstanding anything to the contrary contained in this Section 3, no member of the Committee shall participate in any action of the Committee directly affecting his rights under the Plan.

         (b) Powers. Subject to the terms of the Plan and applicable law, the Committee shall have the full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with), Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred; (vii) interpret and administer the Plan and any instruments or agreements relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

         (c) Reliance. Indemnification. The Committee may employ attorneys, consultants, accountants or other persons and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, or Awards made thereunder, and all members of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 4. SHARES AVAILABLE FOR AWARDS

         (a)      Shares Available. Subject to adjustment as provided in Section
4(b):

                  (i) Limitation on Number of Shares. Awards issuable under the Plan are limited such that the maximum aggregate number of Shares with respect to which Stock Awards and Stock-Based Awards may be granted to any recipient are 525,000 in any fiscal year, to an aggregate maximum for all recipients in all years of 4,875,000 (after giving


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effect to the 3-for-2 stock split of the Shares in August 1998) any or all of which may be subject to Incentive Stock Options or other Awards in the discretion of the Committee. To the extent that an Award ceases to remain outstanding by reason of termination of rights granted thereunder, forfeiture or otherwise, the Shares subject to such Award shall again become available for Award under the Plan; provided, however, that in the case of the cancellation or termination of an Option in the same fiscal year that such Option was granted (or for purposes of determining the maximum number of Options which may be granted to any recipient under the Plan, the cancellation or termination of the Option at any time) both the canceled Option and the newly granted Option shall be counted in determining whether the recipient has received the maximum number of Options permitted to be issued to any one recipient under the Plan.

                  (ii) Accounting for Awards. For purposes of this Section 4, for any Award which is denominated in, or with respect to, Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may be counted or not counted under procedures adopted by the Committee in order to avoid double counting. Any Shares that are delivered by the Company pursuant to any Award, and any Awards that are granted by or become obligations of the Company through the assumption by the Company or an Affiliate of, or in substitution for, outstanding awards previously granted by an acquired company shall be counted against the Shares available for granting Awards under the Plan.

                  (iii) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

         (b) Adjustments. In the event that the Committee shall determine that any (i) subdivision or consolidation of Shares, (ii) stock dividend or other distribution of property other than cash, (iii) recapitalization or other capital adjustment of the Company or (iv) merger, consolidation or other reorganization of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(x) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (y) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (z) the grant, purchase, or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422 of the Code or for compensation otherwise exempt from the


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application of Code Section 162(m) to fail to so qualify for such exemption; and
provided further, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

SECTION 5. ELIGIBILITY FOR AWARDS

         (a) Eligibility for Awards. Awards may be granted only to Key Employees and, solely as provided in Section 5(b) hereof, to directors who are not otherwise Key Employees. In determining the employees to whom Awards shall be granted and the number of shares or units to be covered by each Award, the Committee shall take into account the nature of employees' duties, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. A director of the Company or a subsidiary who is not also a regular full-time employee will not be eligible to receive an Award except as provided in Section 5(b). A Key Employee who has been granted an Award or Awards under the Plan may be granted an additional Award or Awards, subject to such limitations as may be imposed by the Code on the grant of Incentive Stock Options.

         (b) Awards to Directors. (i) The following provisions shall apply to the Options to purchase an aggregate of 48,000 Shares (after giving effect to the 6-for-5 stock split declared by the Board of Directors on April 13, 1995) granted to the directors who are not Key Employees, which Options were outstanding on November 15, 1994;

                  (1) Subject to clauses (2) through (4) below, such Options shall vest as follows: 25% on April 26, 1994 and 25% on each of the first, second and third anniversaries of such date;

                  (2) In the event such director ceases to serve as a director and is otherwise no longer affiliated with the Company prior to the vesting in full of the exercisability of such Options according to the schedule set forth above in clause (1), vesting of previously unvested Options shall be calculated on a quarterly basis for full calendar quarters served;

                  (3) Such Options shall immediately vest in full on the earlier of (x) the Company's becoming subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, and (y) the merger or other business combination of the Company in which the Company is not the surviving corporation or survives only as a subsidiary of another corporation, the sale of all or substantially all of the assets or outstanding stock of the Company or other similar transaction that results in the change in control of the Company; and

                  (4) In the event of a voluntary resignation or involuntary removal of the holder of such Options and the occurrence of any of the events specified in clauses (x) or (y) of Section 5(b)(3) within twelve months of such resignation or removal, such options


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shall immediately vest in full as of the date of the event specified in clause
(x) or (y) of Section 5(b)(3).

                  (ii) No other directors who are not Key Employees shall be entitled to Option grants hereunder.

SECTION 6. AWARDS

         (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

                  (i) Exercise Price. The purchase price per Share purchasable under a Non-Qualified Stock Option shall be determined by the Committee. The purchase price per Share purchasable under an Incentive Stock Option shall not be less than 100% (110% in the case of a 10% shareholder as deemed for purposes of Section 422(c)(5) of the Code) of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option.

                  (ii) Option Term. The term of each Non-Qualified Stock Option shall be faced by the Committee but generally shall not exceed ten (10) years (five (5) years in the case of a 10% shareholder, as defined for purposes of Section 422(c)(5) of the Code) from the date of grant. The term of each Incentive Stock Option shall in no event be more than ten (10) years from the date of grant.

                  (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, outstanding Awards or other consideration, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant option price) in which, payment of the option prices with respect thereto may be made or deemed to have been made.

                  (iv) Early Termination. The unexercised portion of any option granted under the Plan will generally be terminated (a) three (3) months after the date on which the Participant's employment is terminated for any reason other than (i) cause, (ii) mental or physical disability, (iii) death or
(iv) retirement; (b) immediately upon the termination of the Participant's employment for cause; (c) Six (6) months after the date on which the Participant's employment is terminated by reason of mental or physical disability, or (d) (i) twelve (12) months after the date on which the Participant's employment is terminated by reason of retirement or the death of the employee, or (ii) nine (9) months after the date on which the Participant shall die if such death shall occur during the three (3) month period following the termination of the Participant's employment by reason of retirement or mental or physical disability.


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                  (v)      Incentive Stock Options. All terms of any Incentive
Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. The Fair Market Value of Shares subject to Incentive Stock Options (determined as of the date such Incentive Stock Options are granted) exercisable for the first time by any individual during any calendar year shall in no event exceed $100,000.

         (b) Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer upon the holder thereof a right to receive, upon exercise thereof, an amount in cash equal of the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate, including, but not limited to the following: a Participant may not exercise a Stock Appreciation Right if the aggregate amount to be received as a result of his or her exercise of Stock Appreciation Rights in the preceding twelve (12) month period exceeds such Participant's current base salary.

         (c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate but not inconsistent with the provisions of the Plan:

                  (i) Registration. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                  (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) for any reason during the applicable restriction period, all shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited to and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole, or in part, any or


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all remaining restrictions with respect to shares of Restricted Stock or
Restricted Stock Units.

                  (iii) Lapse of Restrictions. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock promptly after such Restricted Stock shall become Released Securities.

         (d) Dividend Equivalents. The Committee is hereby authorized to grant Awards to Participants under which the holders thereof shall be entitled to receive payments equivalent to dividends with respect to a number of Shares and payable on such date or dates as determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan any applicable Award Agreement, such Awards may have such terms and conditions as the Committee shall determine.

         (e) Other Awards. The Committee is hereby authorized, to the extent permitted under Rule 16b-3 and applicable law, to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities, convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered to a Participant pursuant to a purchase right granted under this Section 6(e) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, outstanding Awards, or other consideration, or any combination thereof, as the Committee shall determine.

         (f) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Performance Award granted under the Plan (i) may be denominated as a Stock Award or a Stock Based Award and payable in cash, Shares, other securities or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals and during such performance periods as the Committee shall establish. Subject to the terms of the Plan and applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.

         (g)      General.

                  (i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or such minimal cash consideration as may be required by applicable law.


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                  (ii)     Awards may be Granted Separately or Together. Awards
may, at the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards; provided, that any Tandem Option shall be subject to the following provisions: upon exercise of an Option issued as part of a Tandem Option, the participant shall be entitled to a credit toward the option exercise price equal to the value of the Stock Appreciation Rights issued in tandem with the Option exercised, but not in an amount that would exceed the amount of the federal income tax deduction allowed to the Company in respect of such Stock Appreciation Rights. Upon such exercise of a Tandem Option, the related Stock Appreciation Right shall terminate and the value of such Stock Appreciation Right shall be limited to such credit. Upon the exercise of a Stock Appreciation Right issued as part of a Tandem Option, the Option to which such Stock Appreciation Right relates shall cease to be exercisable to the extent of the number of Shares with respect to which the Stock Appreciation Right was exercised.

                  (iii) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payment or transfers to be made by the Company or an Affiliate upon the grant or exercise of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant of crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Shares on other securities.

                  (iv) Limits on Transfer of Awards. No Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, salable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of an Award of Restricted Securities, to the Company); provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant's lifetime, only by the Participant or, if permissible under applicable law with respect to any Award that is not an Incentive Stock Option, by the Participant's guardian or legal representative. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or


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encumbrance thereof shall be void and unenforceable against the Company or any
Affiliate.

                  (v) Term of Awards. Except as set forth in Section 6(a)(ii), the term of each Award shall be for such period as may be determined by the Committee.

                  (vi) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other restrictions of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 7. AMENDMENT AND TERMINATION

         Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

         (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan, except that any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, shall require the consent of such Participant, other holder or beneficiary of an Award. Notwithstanding the foregoing, the Board may condition any amendment on the approval of the stockholders of the Company if such approval is necessary or advisable with respect to tax (including Code Sections 162(m) and 422), securities or other applicable laws and rules and regulations to which the Company, this Plan, Participants or other applicable Persons are subject.

         (b) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 8. GENERAL PROVISIONS.

         (a) No Rights to Awards. No Key Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Key Employees, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

         (b) Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, or other property) of withholding


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taxes due in respect of an Award, its exercise, or any payment or transfer under such Awards or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. In case of Awards paid in Shares, the Participant or other person receiving such Shares may be required to pay the Company or Affiliate, as appropriate, the amount of any such withholding taxes which is required to be withheld with respect to such Shares.

         (c) No Limit on Other Plans. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

         (d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

         (e) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

         (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, such provision shall be deemed void, stricken and the remainder of the Plan and any such Award shall remain in full force and effect.

         (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

         (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

         (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall


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

not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision hereof.

SECTION 9. EFFECTIVE DATE OF THE PLAN

         The Plan is effective as of November 14, 1994. The amendments to the Plan are effective upon stockholder approval thereof.

SECTION 10. TERM OF THE PLAN

         The Plan shall continue until the earlier of (i) the date on which all Stock Awards and Stock Based Awards issuable hereunder have been issued, or (ii) the termination of the Plan by the Board. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date. Notwithstanding anything to the contrary in this Section 10, no Incentive Stock Options may be granted under the Plan more than ten (10) years after the date of adoption of the Plan.


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